Vanguard/
Windsor II

Fund Profile
October 27, 1997

A member of
The Vanguard Group
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1        OBJECTIVES

Vanguard/Windsor II seeks to provide long-term capital growth and some income. The Fund may not meet these objectives.

2        INVESTMENT STRATEGY

The Fund follows a value-oriented strategy, emphasizing dividend-paying common stocks that the Fund's investment advisers consider to be undervalued by the market. In other words, these stocks tend to be out of favor with investors. When a stock held by the Fund has--in the advisers' opinion--reached its full potential, it will be sold regardless of how long it has been held, and replaced by another undervalued stock.

In addition to investing in common stocks, the Fund may also invest, to a limited degree, in short-term fixed-income securities, and futures and options contracts.

3        RISKS

The Fund's total return will fluctuate, so an investor could lose money over short or even extended periods. More specifically, investors in the Fund are exposed to:

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods).

Historical returns for the U.S. stock market (as measured by the Standard & Poor's 500 Composite Stock Price Index) show some of this market volatility. From 1926 to 1996, the S&P 500 Index provided an annualized total return of 10.7%, but provided a negative return--averaging -12.3%--in 20 of these 71 years. Annual returns for the period ranged from a low of -43.3% to a high of 53.9%.

Because it emphasizes value stocks, the Fund is likely to perform differently than broader market benchmarks like the S&P 500 Index.
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4        APPROPRIATENESS

This Fund may be suitable for investors who:
-        Are seeking long-term capital growth with some income.
-        Are willing to assume above-average investment risk.
-        Want a growth and income fund as part of a balanced investment program.
-        Plan to invest for at least five years.

The Fund is not suitable for investors who:
-        Are seeking significant income.
-        Cannot tolerate fluctuating share prices.

5        FEES AND EXPENSES

Vanguard/Windsor II--like all Vanguard funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1996 was 0.39% of assets.

ANNUAL FUND OPERATING EXPENSES
------------------------------
Investment Advisory Fees............0.14%
Distribution Costs..................0.02
Other Expenses......................0.23
                                    ----
TOTAL OPERATING EXPENSES............0.39%
                                    -----

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

1 YEAR      3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------
  $4          $13            $22            $49

This example should not be considered to represent past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6        PAST  PERFORMANCE

                                   PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                           VANGUARD/                S&P 500
                           WINDSOR II                 INDEX*

1987                         -2.1                      5.2
1988                         24.7                     16.5
1989                         27.8                     31.6
1990                        -10.0                     -3.1
1991                         28.7                     30.4
1992                         12.0                      7.6
1993                         13.6                     10.1
1994                         -1.2                      1.3
1995                         38.8                     37.6
1996                         24.2                     23.0

                               PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1997)

                             AVERAGE ANNUAL TOTAL RETURNS
                          WINDSOR II                S&P 500*
1 Year                       38.8%                    40.4%
5 Years                      20.5%                    20.8%
10 Years                     14.9%                    14.8%

Note: In evaluating past performance, it is important to consider that returns from stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

*The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S. stock market performance. An index is unmanaged; you cannot invest in an index.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

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7        INVESTMENT ADVISER

The Fund employs a multiadviser approach. The four investment advisers select stocks and maintain portfolios independently of each other. As of September 30, 1997, the Fund's assets were divided as follows:

                                            PERCENTAGE OF
         ADVISER                            FUND'S ASSETS
---------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss             72.5%
Equinox Capital Management                      10.8
Tukman Capital Management                        9.9
Vanguard Core Management Group                   6.8

8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS AND EXCHANGES

You may redeem or exchange shares by sending a letter to or calling Vanguard. You may exchange shares through Vanguard's website at http://www.vanguard.com.* The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or a loss.

10       DISTRIBUTIONS

The Fund expects to pay dividends semiannually. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Both dividend and capital gains distributions are taxable to you whether reinvested in additional shares or received in cash.

11       OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.
-        Vanguard  Tele-Account(R)--around-the-clock  access  to  Vanguard  fund
         information,   account  balances,  and  some  transactions  by  calling
         1-800-662-6273 (ON-BOARD).
- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

*Before using this service, you must register through our website and obtain a confidential password.

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                            [THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482


TOLL-FREE INVESTOR
INFORMATION
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP73 o  1097-43A